UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 1, 2017

 Commission File Number 0-17071
FIRST MERCHANTS CORPORATION
(Exact name of registrant as specified in its charter)

INDIANA	35-1544218
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, IN 47305-2814
(Address of principal executive offices, including zip code)

(765) 747-1500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described below, on May 1, 2017, the shareholders of First Merchants Corporation (the “Corporation”) approved amendments to the Corporation's Articles of Incorporation to (i) increase the number of shares of common stock which it is authorized to issue from 50,000,000 to 100,000,000 shares; and (ii) eliminate the designations for the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, and the Senior Non-Cumulative Perpetual Preferred Stock, Series B, neither of which Series has any outstanding shares.  The text of the Corporation's Articles of Incorporation, as amended, is attached hereto as Exhibit 3.1.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 1, 2017, the Corporation held its annual meeting of shareholders in the Community Room at First Merchants Corporation's Main office, 200 East Jackson Street, Muncie, Indiana.

Gary J. Lehman, Jean L. Wojtowicz and Michael J. Fisher were elected to the Board of Directors for three-year terms expiring at the 2020 annual meeting of shareholders.

The shareholders adopted a non-binding resolution approving the compensation of the Corporation’s executive officers and ratified the Board of Directors’ appointment of BKD, LLP as the Corporation’s independent registered public accounting firm for 2017.

The votes on these matters were as follows:

1. Election of Directors:

	FOR	WITHHELD	BROKER NON-VOTES
Gary J. Lehman	31,712,626	304,784	3,957,385
Jean L. Wojtowicz	31,608,694	408,716	3,957,385
Michael J. Fisher	31,749,262	268,148	3,957,385

2. Approval, on an advisory basis, of executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
30,697,282	1,082,200	237,928	3,957,385

3. Proposal to amend Articles of Incorporation to increase the number of authorized shares of common stock:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
34,153,083	1,219,793	601,919	—

4. Proposal to amend Articles of Incorporation to eliminate the Preferred Stock, Series A and B:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,767,220	130,964	119,226	3,957,385

5. Proposal to ratify BKD, LLP as independent auditor:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
35,565,256	388,684	20,855	—

Item 9.01    Financial Statement and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit 3.1	First Merchants Corporation Articles of Incorporation, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: May 2, 2017

FIRST MERCHANTS CORPORATION

By: /s/ Mark K. Hardwick
Mark K. Hardwick
Executive Vice President,
Chief Financial Officer and Chief Operating Officer
(Principal Financial and Accounting Officer)